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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):          JUNE 30, 2000
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                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)



               DELAWARE                                       333-74901                                25-1824148
   ---------------------------------               -------------------------------               ----------------------
   (State or other jurisdiction of                    (Commission File Number)                      (I.R.S. Employer
   incorporation or organization)                                                                Identification Number)


   500 HYDE PARK
   DOYLESTOWN, PENNSYLVANIA                                                                               18901
   ------------------------------------------                                                    ----------------------
   (Address of principal executive offices)                                                             (Zip Code)


Registrant's telephone number, including area code:  (215) 345-6600
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         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending June 30, 2000, payment date July 13, 2000

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending June 30, 2000, payment date July 13, 2000

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending June 30, 2000, payment date July 14, 2000


                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DVI Receivables Corp. VIII
                                              ----------------------------------
                                                        (Registrant)



Dated:     August 1, 2000                     By:   /s/ Steven R. Garfinkel
                                                    ----------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer

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